                                                                  EXHIBIT 10.03

                                    AGREEMENT

                       Made the      day of        2001

BETWEEN Easylink Information Technology Co. Ltd. (the "COMPANY") of the First Part

AND The Parties listed in Schedule A of the Agreement (the "SHAREHOLDERS") of the Second Part

WHEREAS


1.1 The Company is incorporated in the British Virgin Islands and having its registered office at Craigmuir Chambers, P O Box 71, Road Town, Tortola, British Virgin Islands;

1.2 The Shareholders are the legal and beneficial owners of all of the issued and outstanding shares in Reng Bang Information Co., Ltd. ("RENG BANG") a company organised under the laws of Taiwan;

1.3 The Shareholders wanted to change the domicile of Reng Bang to that of the British Virgin Islands as the Shareholders wanted to have the Company's shares listed in the Nasdaq Stock Exchange;

1.4 The Shareholders determined that a BVI corporate vehicle would be the appropriate vehicle to use for the listing;

1.5 The Shareholders determined that they would effect the change of domicile by subscribing for shares in the Company in exchange for the shares they hold in Reng Bang;

1.6 After the share exchange described above, the Reng Bang would be the wholly-owned subsidiary of the Company;

IT IS HEREBY AGREED THAT

2.1 The Company shall allot and issue and each Shareholder shall subscribe for the shares of Common Stock in the Company set out opposite their names in Schedule A in exchange for the shares held by the Shareholders in Reng Bang (the "PURCHASE PRICE").

2.2      The Purchase Price shall be paid upon completion of this Agreement.

3.       Completion of this Agreement shall take place on the day of 2001.

4        The time of completion shall be fundamental to this Agreement.

5.1      Upon completion the Company shall

         5.1.1 allot and issue to each shareholder the shares set out opposite its name in Schedule A hereof;

         5.1.2 issue a share certificate in the name of each Shareholder evidencing ownership of the shares set out opposite their name in Schedule A hereof;

         5.1.3 register each Shareholder in the Company's share register as the holder of the shares.

5.2      Upon completion each Shareholder shall

         5.2.1 take any action and execute any transfer instrument necessary to transfer their shares held in Reng Bang into the name of the Company;

6.1      The Company hereby warrants that

         6.1.1 the shares are not subject to any lien, charge or other encumbrance or to any adverse claim;

         6.1.2    the shares are not subject to any restrictions on transfers;

         6.1.3 it is duly organised, validly existing and in good standing under the laws of the British Virgin Islands with corporate power to own its assets and to carry on its business;

         6.1.4 the Company has not entered into any contract or undertaken any obligation other than contracts or obligations that are usual in the ordinary course of its business;

         6.1.5 the Company is not engaged in any litigation or arbitration nor is it aware of any pending or threatened litigation or arbitration;

7 Each of the parties hereto shall be responsible for its own legal costs.

9 This Agreement shall be construed in accordance with laws of the British Virgin Islands.

AS WITNESS the hands of the parties hereto

Signed by ____________________   )
on behalf of                     )
Easylink Information Technology  )
Co. Ltd.                         )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Peng,Li-Fang                     )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Hsu, Jui-Yi                      )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Oh, Hung-Jen                     )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Tseng, Wen-Huar                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Hsu, Chin-Shou                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chao, Ruey-Long                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Fang, Tien-Hua                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Cheng-Chih                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Li-Chen                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Li-Lung                    )
in the presence of:              )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chung, Wen Shang                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Chen, Chen-Nan                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Tseng, Shun-Chuan                )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Su,I-Chi                         )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Liu, Ming-Kuang                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Tsai,Chui-Chuan                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Wei-Cheng                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Ta-Wen                     )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Lee, Yueh-Ying                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Wu, Yu-Yi                        )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Oh, Chao-Lin                     )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Tsai, Tsung-Heng                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Hsieh, Hsiao-Chieh               )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chang, Mei-Ling                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Lin, Yun-Ming                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Wong, Hung-Cheng                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Liu, Ssu-Yi                      )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Cheng, Shu-Hui                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Peng, Chun-Hsiung                )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Chen, Chao-Min                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chou, Hsing-Kuo                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Lin, Chung-Der                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Lin, Yung-Chao                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Hsu, Cheng-Ter                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chou, Kuo-Lin                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chi, He-Liang                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Wu, Chia-Chi                     )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Hsu,Chia-Yang                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Shen, Mei-Chih                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Yu, Li-Min                       )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Shih-Hsiang                )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Chen-Ming                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chang, Shao-Pang                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chen, Shih-Ching                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Chiu, Pi-Jung                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Hsiung, Chia-Kuo                 )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Feng, Sheng-Fen                  )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness


Signed by                        )
Yen, Yung-Hsin                   )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

Signed by                        )
Lin, Pin-Chun                    )
in the presence of:              )
                                 )
                                 )
-------------------------------- )
Witness

                                   SCHEDULE A

Name of Shareholder                       No. of Shares in Reng Bang                No. of Shares in the Company
-------------------                       --------------------------                ----------------------------
         Peng,Li-Fang                              858,000                                     308,000
         Chen,Li-Lung                              822,000                                     295,077
         Chen,LI-Chen                               30,000                                      10,769
        Chung,Wen-Shang                            250,000                                      89,794
        Chen,Cheng-Chih                            354,000                                     127,077
         Chen,Chen-Nan                             998,000                                     358,256
         Hsu,Chin-Shou                              90,000                                      32,308
         Fang,Tien-Hua                              55,000                                      19,744
       Tseng,Shun-chuan                             33,000                                      11,846
           Su,I-Chi                                  5,000                                       1,795
        Liu,Ming-Kuang                              22,000                                       7,897
        Tsai,Chui-chuan                             50,000                                      17,949
        Chen,Wei-Cheng                              25,000                                       8,974
          Chen,Ta-Wen                               18,000                                       6,462
         Lee,Yueh-Ying                             475,000                                     170,513
           Wu,Yu-Yi                                100,000                                      35,897
          Hsu,Jui-Yi                               195,000                                      70,000
          Oh,Chao-Lin                              600,000                                     215,385
        Tsai,Tsung-Heng                            300,000                                     107,692
       Hsieh,Hsiao-Chieh                          1900,000                                     682,051
        Chang,Mei-Ling                             319,000                                     114,513
         Lin,Yun-Ming                               60,000                                      21,538
        Chao,Ruey,Long                              48,000                                      17,231
        Wong,Hung-Cheng                             40,000                                      14,359
          Liu,Ssu-Yi                               100,000                                      35,897
         Cheng,Shu-Hui                              18,000                                       6,462

       Peng,CHun-Hsiung                             10,000                                       3,590
         Chen,Chao-Min                              30,000                                      10,769
        Chou,Hsing-kuo                           2,000,000                                     717,949
         Lin,Chung-Der                           1,000,000                                     358,974
         Lin,Yung-Chao                               5,000                                       1,795
         Hsu,Cheng-Ter                               8,000                                       2,827
         Chou,Kuo-Lin                                8,000                                       2,827
         Chi,He-Liang                                4,000                                       1,436
          Wu,Chia-Chi                                6,000                                       2,154
         Hsu,Chia-Yang                               4,000                                       1,436
         Shen,Mei-Chih                              19,000                                       6,821
          Oh,Hung-Jen                              500,000                                     179,487
           Yu,Li-Min                               330,000                                     118,462
       Chen,Shih-Hsiang                             62,000                                      22,256
        Chen,Chen-Ming                              50,000                                      17,949
        Chang,Shao-Pang                             30,000                                      10,769
        Chen,Shih-Ching                            175,000                                      62,820
         Chiu,Pi-Jung                               10,000                                       3,590
        Hsiung,Chia-Kuo                             10,000                                       3,590
        Feng,Sheng-Fen                             150,000                                      53,846
         Yen,Yung-hsin                              45,000                                      16,153
         Lin,Pin-Chun                               30,000                                      10,769
        Tseng,Wen-Huar                             749,000                                     268,871
                                                ----------                                   ---------
             TOTAL                              13,000,000                                   4,666,666
                                                ==========                                   =========


Note:

(i)      Each share in Reng Bang had a par value of NT$10.00.

(ii)     The Company was going issue one (1) share of Common Stock for every
         2.7857 shares in the capital of Reng Bang.